UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 15, 2023
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive , Fort Worth , Texas	76155
1 Skyview Drive , Fort Worth , Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(
682
)
278-9000
(
682
)
278-9000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1)
Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On February 15, 2023, American Airlines, Inc., a Delaware corporation (the “Company”) and American Airlines Group Inc. (“AAG” or the “Guarantor”) entered into the Seventh Amendment to Amended and Restated Credit and Guaranty Agreement (the “Seventh Amendment”), amending the Amended and Restated Credit and Guaranty Agreement, dated as of May 21, 2015 (as amended or amended and restated prior to the date hereof, the “Prior 2013 Credit Agreement” and, as amended by the Seventh Amendment, the “2013 Credit Agreement”), among the Company, AAG, the lenders from time to time party thereto, Barclays Bank PLC as successor to Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and certain other parties thereto. Pursuant to the Seventh Amendment, the maturity date of all term loans that will remain outstanding under the term loan facility under the 2013 Credit Agreement (the “2013 Term Loan Facility”) was extended to February 15, 2028 from June 27, 2025. The Seventh Amendment amended certain other terms of the Prior 2013 Credit Agreement, including the interest rate for the 2013 Term Loan Facility, amortization schedule, the requirements for delivery of appraisals, and certain covenants relating to dispositions of collateral. Additionally, the Seventh Amendment transitioned the benchmark interest rate from LIBOR to the term secured overnight funding rate (“SOFR”). As a result of the Seventh Amendment, the 2013 Term Loan Facility bears interest at a base rate (subject to a floor of 1.00%) plus an applicable margin of 1.75% or, at the Company’s option, the SOFR rate for a tenor of one, three or six-months,
depending on the interest period selected by the Company (subject to a floor of 0.00%), plus
the SOFR adjustment applicable to such interest period
plus
an applicable margin of 2.75%. After giving effect to the issuance of the Notes (as defined below) and the application of the proceeds therefrom, there was $1,000 million aggregate principal outstanding under the 2013 Term Loan Facility. See the Annual Report on Form
10-K
of AAG and the Company for the fiscal year ended December 31, 2021, as supplemented by the Quarterly Report on Form
10-Q
of AAG and the Company for the quarter ended September 30, 2022, for more information regarding the credit facilities established under the 2013 Credit Agreement.

ITEM 8.01.	OTHER EVENTS.
On February 15, 2023, the Company completed its previously announced offering of $750 million aggregate principal amount of 7.25% Senior Secured Notes due 2028 (the “Notes”). The obligations of the Company under the Notes are fully and unconditionally guaranteed (the “Guarantee”) on a senior unsecured basis by its parent, the Guarantor. The Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws of any jurisdiction and the Notes do not have the benefit of any exchange offer or other registration rights. The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act and to
non-U.S.
persons in offshore transactions outside the United States in reliance on Regulation S under the Securities Act.
The Company used the proceeds from the offering of the Notes, together with cash on hand, to repay a portion of the term loans outstanding under the 2013 Term Loan Facility and to pay related fees and expenses.
The Notes were issued pursuant to an indenture, dated as of February 15, 2023 (the “Indenture”), by and among the Company, the Guarantor and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral agent. The Company’s obligations with respect to the Notes are secured on a first lien basis by security interests in certain assets, rights and properties that the Company uses to provide non-stop
scheduled air carrier services between (a) certain airports in the United States and (b) airports in countries in South America and New Zealand (the “Collateral”). The Collateral presently secures (and will continue to secure), on a first lien, pari passu
basis with the Notes, the term loan and revolving credit facilities under the 2013 Credit Agreement.
Interest on the Notes is payable semiannually in arrears on February 15 and August 15 of each year, beginning on August 15, 2023. The Notes will mature on February 15, 2028.
The Company may redeem the Notes, in whole at any time or in part from time to time prior to February 15, 2025, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” premium, plus any accrued and unpaid interest thereon to but excluding the date of redemption. At any time on or after February 15, 2025, the Company may redeem all or any of the Notes in whole at any time, or in part from time to time, at the redemption prices described under the Indenture, plus any accrued and unpaid interest thereon to but excluding the date of redemption. In addition, at any time prior to February 15, 2025, the Company may redeem up to 40% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) with the net cash proceeds of certain equity offerings, at a redemption price equal to 107.250% of the aggregate principal amount of the Notes to be redeemed, plus any accrued and unpaid interest thereon to but excluding the date of redemption.
Further, if certain change of control transactions occur, each holder of Notes may require the Company to repurchase the Notes in whole or in part at a repurchase price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to but not including the repurchase date.
The Company is required to deliver an appraisal of the Collateral and officer’s certificate twice a year demonstrating the calculation of a collateral coverage ratio in relation to the Collateral (the “Collateral Coverage Ratio”) as of the date of delivery of the appraisal for the applicable period. If the Collateral Coverage Ratio is less than 1.6 to 1.0 as of the date of delivery of the appraisal for the applicable period, then, subject to a cure period in which additional collateral can be provided or debt repaid such that the Company meets the required Collateral Coverage Ratio, the Company will be required to pay special interest in an additional amount equal to 2.0% per annum of the principal amount of the Notes until the Collateral Coverage Ratio is established to be at least 1.6 to 1.0.
Copies of the Indenture and the form of the Notes are filed herewith as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein. The foregoing descriptions of the Indenture and the Notes are qualified in their entirety by reference to such exhibits.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of February 15, 2023, by and among American Airlines, Inc., American Airlines Group Inc. and Wilmington Trust, National Association, as trustee and as collateral agent.

4.2	Form of 7.25% Senior Secured Notes due 2028 (included as Exhibit A to the Indenture filed herewith as Exhibit 4.1).

104.1	Cover page interactive data file (embedded within the Inline XBRL document).
Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, the continuing availability of borrowings under revolving lines of credit, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form
10-Q
for the quarter ended September 30, 2022 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), as updated by Exhibit 99.2 attached to the Company’s Current Report on Form
8-K
filed on February 8, 2023, and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: February 15, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: February 15, 2023	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer